Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and contingencies
Commitments and contingencies

30.Commitments and contingencies

Commitments

(a)	Environmental -

The Group’s exploration and exploitation activities are subject to environmental protection standards.

Law No. 28090 regulates the obligations and procedures that must be met by the holders of mining activities for the preparation, filing and implementation of Mine Closure Plans, as well as the establishment of the corresponding environmental guarantees to secure fulfilment of the investments, subject to the principles of protection, preservation, and recovery of the environment.

Law No. 28271 regulates environmental liabilities in mining activities. This Law has the objective of ruling the identification of mining activity’s environmental liabilities and financing the remediation of the affected areas. According to this law, environmental liabilities refer to the impact caused to the environment by abandoned or inactive mining operations.

The Group considers that the recorded liability is sufficient to comply with the environmental regulations of Peru.

(b)	Leased concessions -

The Group pays 10 percent on the valued production of mineral obtained from the concessions leased by Sindicato Minero Orcopampa S.A. This concession is in force until the year 2043. See note 23.

Contingencies

(c)	Legal procedures -

Buenaventura -

The Group is a party to legal procedures that have arisen in the normal course of business. Nevertheless, in the opinion of Buenaventura’s Management, none of these procedures, individually or as a whole, could result in material contingencies for the Group’s consolidated financial statements.

The possible environmental, labor, safety, and communities’ contingencies amount to US$19.8 million and US$15.2 million as of December 31, 2025 and 2024, respectively. The possible tax contingencies amount to US$2.9 million and US$1.9 million as of December 31, 2025 and 2024, respectively.

(d)	Open tax procedures –

Buenaventura SAA –

Fiscal years 2007 and 2008

During the years 2012 to 2014, the Tax Administration (SUNAT) reviewed the income tax for the fiscal years 2007 and 2008. As a result, deductions of S/1,056,310,000 (equivalent to US$313,361,000) in fiscal year 2007 and S/1,530,985,000 (equivalent to US$454,568,000) were not considered deductible in fiscal year 2008. The main unrecognized deduction is the payment made by the Company for the elimination of the price component of its commercial contracts for physical gold deliveries.

In November 2018, the Tax Court (second administrative instance) resolved the appeal files by not recognizing the physical delivery contracts and the contractual obligation, considering that the payments correspond to an early financial settlement of Derivative Financial Instrument Contracts and that the Company had not demonstrated the hedging purpose and the covered risks.

In November 2020, SUNAT notified the Company of the initiation of coercive collection of the debt amounting to S/1,567,297,000 (equivalent to US$465,350,000), composed of S/192,049,000 (equivalent to US$57,022,000) in income tax and S/1,375,248,000 (equivalent to US$408,328,000) in interest and fines.

The Company made forced payments during the months of November and December 2020 amounting to S/72,065,000 (equivalent to US$21,461,000), which are recorded under “Trade and other receivables,” note 7(c).

On July 30, 2021, the Company paid the full amount of the tax debt related to the 2007 and 2008 tax processes for a total amount of S/1,584,227,000 (equivalent to US$470,376,000). The amount of S/1,579,716,000 (equivalent to US$420,432,000), net of the accepted observations by the Company, is recorded under “Trade and other receivables,” see note 7(c), based on the opinion of legal advisors who indicate that there are elements to obtain a favorable outcome in judicial instances.

On December 19, 2018, the Company and its legal advisors filed administrative contentious lawsuits before the Judiciary regarding the controversy of the 2007 and 2008 fiscal years.

The Court declared the lawsuit for fiscal year 2007 unfounded, which was confirmed by the Superior Court. On December 21, 2022, the Company and its legal advisors filed a cassation appeal requesting the annulment of the Seventh Chamber’s ruling and ordering the issuance of a new ruling without infringing the right to due motivation of judicial resolutions and the principles of reasoned appreciation and joint evaluation of evidence. On March 6, 2024, the Supreme Court notified the cassation ruling declaring the cassation appeal filed by the Company unfounded.

On April 19, 2024, the Company and its legal advisors filed an amparo lawsuit requesting the annulment of the cassation ruling for violation of constitutional principles and rights; the principle of retroactivity of the law and the principle of legal certainty and legality, and as a successive petition, ordering the Supreme Court to issue a new ruling without incurring the alleged grievances.

On June 14, 2024, the Constitutional Chamber of the Superior Court of Justice declared the amparo lawsuit inadmissible. On August 21, 2024, the legal advisors appealed this ruling, and the file was elevated to the Supreme Court as the appellate body.

Management and legal advisors consider that the probability of obtaining a favorable outcome in the amparo lawsuit before the Constitutional Court and eventual compliance by the Supreme Court is higher than 50%.

On April 11, 2005, the Court declared unfounded the 2018 claim, which was declared null by the Superior Court, instructing that a Judge issues a new sentence according to economic principles and process promptness.

Fiscal years 2009 and 2010

During the year 2015, SUNAT reviewed the income tax for the fiscal years 2009 and 2010. As a result of this audit, the Company declared deductions of S/76,023,000 (equivalent to US$22,572,000) and the compensation of carryforward tax losses of S/561,758,000 (equivalent to US$166,793,000) were not considered deductible.

In December 2018, the Tax Court (second administrative instance) resolved the appeal files confirming adjustments of S/66,623,000 (equivalent to US$19,781,000) mainly related to the provision of expected credit losses not recognized as an expense and unsupported income, improperly deducted, and the derecognition of the compensation of tax losses from previous years.

On December 20, 2019, SUNAT executed the forced collection of the debt related to the advance payments from January to December 2009 and January to February 2010 amounting to S/120,262,000 (equivalent to US$35,814,000). In the opinion of the Company’s legal advisors, favorable results should be obtained in the judicial process that has been initiated, so it has been recorded under “Trade and other receivables,” see note 7(c).

On December 4, 2020, the Tax Court confirmed the re-liquidation of the tax debt determined by SUNAT for the fiscal year 2010. The Company made forced payments in December 2020 amounting to S/1,800,000 (equivalent to US$536,000). In this regard, in March 2025, SUNAT has reimbursed S/215,000 (equivalent to US$64,000) as a result the net amount of S/1,585,000 (equivalent to US$472,000) is presented in the caption “Trade and other receivables”, see note 7(c).

On July 30, 2021, the Company paid the full amount of the tax debt related to the fiscal year 2010 amounting to S/356,691,000 (equivalent to US$94,915,000), which are recorded under “Trade and other receivables,” see note 7(c) based on the opinion of the legal advisors that favorable results should be obtained in judicial instances.

On January 24, 2024, the Supreme Court ruled on the lawsuit and the cassation appeal filed by the Company regarding the enforcement resolution related to the 2010 fiscal year, stating that the Tax Court had applied inconsistent criteria with respect to the calculation of the statute of limitations for the Tax Adminitration’s collection action. In compliance with this favorable ruling, during 2025, SUNAT refunded an amount of S/123,895,000 (equivalent to US$25,589,000), corresponding to penalties and interest for the period from November 12, 2018 to July 31, 2021. Accordingly, the net amount of S/232,795,000 (equivalent to US$69,326,000) is presented under the caption “Trade and other receivables” (see Note 7(c)).

On December 14, 2020, the Tax Court confirmed the re-liquidation of the tax debt determined by SUNAT for the fiscal year 2009, so in January 2021, forced payments amounting to S/19,171,000 (equivalent to US$5,709,000) were made.

On July 30, 2021, the Company paid the full amount of the tax debt related to the fiscal year 2009 amounting to S/193,398,000 (equivalent to US$57,593,000), which are recorded under “Trade and other receivables,” see note 7(c) based on the opinion of the legal advisors who indicate that there are elements to obtain a favorable outcome in judicial instances.

On March 5, 2019, the Company and its legal advisors filed administrative contentious lawsuits before Judiciary Instance regarding the fiscal years 2009 and 2010.

The Twenty-Second Administrative Contentious Court declared the Company’s lawsuit for the fiscal year 2009 unfounded, which was confirmed by the Superior Court. On November 8, 2023, the Supreme Court notified the Cassation Ruling declaring the lawsuit filed by the Company unfounded.

On December 22, 2023, the Company and its legal advisors filed an Amparo Lawsuit before the Constitutional Chamber of the Superior Court of Justice with the purpose of declaring the nullity of the cassation ruling due to grievances to the constitutional right to effective procedural protection of the Company, which is pending resolution as of the date of this report.

In the opinion of the legal advisors of the 2007-2008 judicial processes, the recognition of tax losses in the fiscal years 2009 and 2010 is not possible through their invocation in the 2007 and 2008 process but rather in the compliance stage of the 2009 and 2010 files. In their opinion, the chances of recovering the amounts paid and recorded as receivables for the fiscal years 2009 and 2010 in the execution stage of the favorable 2007 income tax ruling could not be greater than 50% in the part of the compensation of tax losses.

Based on this opinion and the Supreme Court jurisprudence published in 2023 that would restrict the carryforward and recognition of tax losses in the 2009 and 2010 files, the Company recorded, in December 2023, a provision to the period’s results amounting to S/420,231,000 (equivalent to US$113,178,000), for the part of the tax debt paid and recorded as receivables related to the derecognition of the carryforward of tax losses in the fiscal years 2009 and 2010 derived from the losses of fiscal years 2007 and 2008, which was recognized in the notes financial expenses, others, net, and higher income tax expense of US$58,454,000, US$9,598,000, and US$45,126,000 in the year 2023, respectively. See notes: 27(a), 28(a), and 29(d), respectively. In 2025, the Tax Administration proceeded to refund a portion of the tax debt paid for the 2010 fiscal year, in compliance with the favorable ruling issued by the Supreme Court regarding the inconsistent application of criteria. Accordingly, a portion of the related provision amounting to S/75,893,000 (equivalent to US$22,519,000), associated with the tax claims liability initially recognized in 2023, was reversed and recognized in the statement of profit or loss for the year 2025 under finance income, other, net, and income tax income in the amounts of US$11,906,000, US$10,574,000, and US$39,000, respectively. As a result, the net tax claims liability amounts to S/344,338,000 and US$102,543,000 as of year-end (see Note 7(c)). Additionally, the variation of the year 2025 includes the exchange rate variation.

The Company, with the support of legal advisors and external advisors, expects the Tax Administration to recognize, in the compliance stage of the 2007 and 2008 judicial rulings, the carryforward of tax losses in the fiscal years 2009 and 2010 and will take appropriate administrative and judicial actions when required.

On November 1, 2020, the Court declared founded the part related to unsupported income improperly deducted from the taxable income of the fiscal year 2010, which was partially appealed. The Sixth Superior Chamber declared the first instance ruling null in what corresponds to the mentioned adjustment, ordering the Court to issue a new ruling that is pending resolution.

Fiscal year 2014

During the year 2018, the Tax Administration reviewed the income tax for the fiscal year 2014. As a result of this audit, SUNAT did not recognize issued deductions of S/94,898,000 (equivalent to US$28,176,000).The main adjustments are related to the non-deductibility of bonuses paid to contractors, the derecognition of the compensation of carryforward tax losses, and the use of balances in favor not recognized by SUNAT.

On November 12, 2020, the Tax Court (last administrative instance) resolved the appeal declaring partially founded the adjustment for contractor bonuses and confirming the disallowance of the compensation of tax losses and the use of the balance in favor.

The Company’s Management, with the support of its legal advisors, initiated administrative actions challenging the re-calculation of the tax debt and the derecognition of credits. On January 25, 2024, the Tax Court resolved the appeal recognizing the compensation of losses from previous years and the use of credits that the Tax Administration had questioned. On December 19, 2024, the Tax Court resolved, in accordance with the recent judicial mandate of the 2013 process with a definitive ruling on the non-existence of credits for 2011 and 2012, which impacts the tax credits for the fiscal year 2014, to confirm the re-calculation of the debt imputed by the Tax Administration.

Based on this ruling, SUNAT demanded the payment of the imputed debt of S/37,054,264 (equivalent to US$11,001,860), so the Company decided to accept the debt under the Special Installment Regime approved by Legislative Decree No. 1634 under the lump sum payment modality with the application of a 50% discount bonus on fines and interest, making a single payment of S/25,733,000 (equivalent to US$6,826,000) on December 31, 2024, thus extinguishing the debt for the fiscal year 2014.

The amount paid has been recorded as expenses in the Company’s income statement for the fiscal year 2024 and is reflected in the income tax item for S/14,412,000 (equivalent to US$3,823,000), note 25(c), and in the financial expenses item for S/11,321,000 (equivalent to US$3,003,000), note 24(a). On February 15, 2021, the Company and its legal advisors filed an administrative contentious lawsuit before the Judiciary regarding the Tax Court’s ruling of November 12, 2020.

The application for the Special Installment Regime was appproved on January 23, 2025, which means that the Company’s claim in the income tax litigation for the tax year 2014 has been withdrawn.

Fiscal year 2013

During the year 2019, SUNAT reviewed the income tax of the fiscal year 2013. The main adjustments are related to the non-deductibility of bonuses paid to contractors, the derecognition of the compensation of carryforward tax losses, and the use of tax credits not recognized by SUNAT.

On March 15, 2021, the Tax Court (last administrative instance) resolved the appeal declaring partially founded the adjustment for contractor bonuses and confirming the derecognition of the compensation of tax losses and the use of the tax credit for a total of S/139,235,000 (equivalent to US$41,341,000).

On June 11, 2021, the Company and its legal advisors filed an administrative contentious lawsuit before the Judiciary regarding the Tax Court’s ruling. On May 9, 2022, the Twentieth Administrative Contentious Court declared the Company’s lawsuit unfounded, which was confirmed by the Superior Court.

On October 18, 2022, the Company and its legal advisors filed a cassation appeal. On January 12, 2024, the Supreme Court notified the ruling declaring the Company’s lawsuit unfounded.

The Company’s Management, with the support of its legal advisors, initiated administrative actions challenging the re-calculation of the tax debt and the derecognition of tax credits from the previous year with favorable results that were questioned by the Tax Administration.

However, on November 4, 2024, the Tax Court adhered to the Supreme Court’s ruling regarding the non-existence of tax losses from previous years to be compensated for the 2013 Income Tax. Since the Company does not agree with the Tax Court’s decision and based on the opinion of its legal advisors, it will file a judicial lawsuit to assert its right to carryforward tax losses.

As of December 31, 2025, there are no possible contingencies related to this audit since, following the position of SUNAT and the Tax Court, the balance in favor is reduced, and no tax debt is generated.

Fiscal year 2017

During the year 2022, the Tax Administration reviewed the income tax of the fiscal year 2017. As a result of this audit, SUNAT did not recognize deductions of S/39,720,000 (equivalent to US$11,793,000), mainly due to the derecognition of investment in development costs and the derecognition of the compensation of carryforward tax losses from previous years amounting to S/127,929,000 (equivalent to US$33,984,000). In the opinion of Management and its legal advisors, these adjustments are unfounded, and a favorable outcome is expected in the initiated claim process. Furthermore, during the year 2022, the Tax Administration reviewed the transfer pricing declaration and the transactions between related companies carried out in the fiscal year 2017. As a result of this audit, SUNAT did not recognize declared deductions for services from related companies amounting to S/3,341,000 (equivalent to US$992,000).

As a consequence of the aforementioned audit processes, the Tax Administration imputed a tax debt of S/17,493,000 (equivalent to US$5,194,000), which the Company paid to benefit from the fine reduction, disbursing S/9,266,000 (equivalent to US$2,759,000). The amount related to the disallowed adjustments of S/9,224,000 (equivalent to US$2,749,000) has been recorded under “Trade and other receivables,” see note 7(c) in the Company’s financial statements.

On August 31, 2023, SUNAT notified that the claim was partially declared unfounded. The Company and the lawyers responsible for the process consider that SUNAT’s observations are unfounded and have filed an appeal with the Tax Court.

Fiscal year 2018

Between November 2022 and July 2023, the Tax Administration audited the income tax return for the fiscal year 2018. As a result of this audit, SUNAT did not recognize deductions of S/73,700,000 (equivalent to US$21,882,000) mainly due to the derecognition of (i) the excess amortization of development expenses, (ii) the computable tax cost of shares sold, and (iii) unsupported sales costs. SUNAT also objected to the compensation of carryforward tax losses from previous years amounting to S/170,900,000 (equivalent to US$50,742,000). In the opinion of Management and its legal advisors, these adjustments are unfounded, and a favorable outcome is expected in the initiated claim process.

The Tax Administration imputed a tax debt of S/20,500,000 (equivalent to US$6,087,000). On August 11, 2023, the Company paid the tax debt to benefit from the fine reduction, disbursing S/12,249,000 (equivalent to US$3,648,000), and based on the opinion of its legal advisors, it has been recorded under “Trade and other receivables”, see note 7(c).

On August 28, 2024, SUNAT resolved the claim appeal confirming the adjustments and accepted the deduction of part of the computable cost of the shares sold amounting to S/20,054,000 (equivalent to US$5,954,000), thus refunding the equivalent part of the paid debt amounting to S/1,561,000 (equivalent to US$465,000), resulting in a net amount of S/10,688,000 (equivalent to US$3,183,000) recorded under “Trade and other receivables,” see note 7(c).

The Company and the legal advisors responsible for the process consider that the observations issued by SUNAT, which were upheld in the claims stage, lack merit, and have filed an appeal before the Tax Court.

Fiscal year 2019

Between January 2023 and April 2025, the Tax Administration conducted an audit of the Company’s income tax return for the 2019 fiscal year. As a result of this audit, SUNAT did not accept deductions claimed by the Company amounting to S/11,987,000 (equivalent to US$3,559,000), mainly due to the disallowance of payments to contractors amounting to S/9,622,000 (equivalent to US$2,587,000). SUNAT also challenged the carryforward of tax losses from prior years amounting to S/224,588,000 (equivalent to US$66,683,000). In the opinion of Management and its legal advisors, these adjustments lack merit; therefore, a favorable outcome is expected in the administrative appeal process that has been initiated.

The Tax Administration assessed a tax liability of S/4,994,000 (equivalent to US$1,487,000). On April 29, 2025, the Company paid the assessed tax liability in order to benefit from a reduction in penalties, disbursing S/2,531,000 (equivalent to US$754,000). Based on the opinion of its legal advisors, this amount has been recorded under the caption “Trade and other receivables” (see Note 7(c)).

Fiscal year 2020

Between October 2023 and September 2025, the Tax Administration conducted an audit of the Company’s income tax return for the 2020 fiscal year. As a result of this audit, SUNAT did not accept deductions claimed by the Company amounting to S/53,855,000 (equivalent to US$15,990,000), mainly due to a challenge to the market value applied in the sale of the Mallay mining unit amounting to S/48,440,000 (equivalent to US$14,382,000), as well as other minor adjustments. SUNAT also challenged the carryforward of tax losses from prior years amounting to S/236,576,000 (equivalent to US$70,242,000). In the opinion of Management and its legal advisors, these adjustments lack merit; therefore, a favorable outcome is expected in the administrative appeal process that has been initiated.

The Tax Administration assessed a tax liability of S/5,392,000 (equivalent to US$1,487,000). On September 25, 2025, the Company paid the assessed tax liability in order to benefit from a reduction in penalties, disbursing S/4,673,000 (equivalent to US$1,391,000). Based on the opinion of its legal advisors, this amount has been recorded under the caption “Trade and other receivables” (see Note 7(c)).

Fiscal year 2021

Between December 2023 and December 2025, the Tax Administration conducted an audit of the Company’s income tax return for the 2021 fiscal year. As a result of this audit, SUNAT did not accept deductions claimed by the Company amounting to S/14,849,000 (equivalent to US$4,409,000), mainly due to a challenge to the market value applied in the sale of shares of Buenaventura Ingenieros S.A. carried out in 2018, with a price adjustment recognized in 2021, as SUNAT did not accept all contractual amendments, amounting to S/11,300,000 (equivalent to US$3,355,000). SUNAT also challenged the carryforward of tax losses from prior years amounting to S/290,530,000 (equivalent to US$86,262,000). In the opinion of Management and its legal advisors, these adjustments lack merit; therefore, a favorable outcome is expected in the appeal process to be initiated.

The Tax Administration assessed a tax liability of S/8,409,000 (equivalent to US$2,504,000). On January 13, 2026, the Company paid the assessed tax liability in order to benefit from a reduction in penalties, disbursing S/4,240,000 (equivalent to US$1,263,000).

Tax over net assets 2020 and 2021

During 2025, the Tax Administration reviewed the Company’s filings and payments related to the tax over net assets for the 2020 and 2021 fiscal years. As a result of this review, SUNAT did not recognize the payment of the first two installments of the 2020 net assets Tax, which had been offset against the income tax credit balance from the 2019 fiscal year. Such credit balance was not recognized by SUNAT due to its reduction arising from adjustments related to the 2019 fiscal year and prior periods. Accordingly, SUNAT assessed a tax liability of S/17,336,000 (equivalent to US$5,163,000), which was paid on August 7, 2025, in the amount of S/14,246,000 (equivalent to US$4,242,000) in order to benefit from the penalty reduction regime.

Likewise, as a result of the review of the 2021 net assets tax, SUNAT did not recognize the payment of the first installment of the tax, which had been offset against the income tax credit balance from the 2020 income tax return, due to challenges raised in the audit process for the 2020 fiscal year and prior periods. SUNAT assessed a tax liability of S/9,245,000 (equivalent to US$2,753,000), which was paid on November 12, 2025, in the amount of S/7,650,000 (equivalent to US$2,278,000) in order to benefit from the penalty reduction regime.

In the opinion of the Company’s legal advisors, these challenges lack legal basis; therefore, the amounts paid have been recorded under the caption “Trade and other receivables” (see Note 7(c)), and the corresponding appeal processes have been initiated.

Management and its legal advisors believe that the outcome of these proceedings at the various administrative levels will be favorable to the Company; accordingly, they consider that no provision is required to be recognized for these contingencies.

Subsidiaries -

Sociedad Minera El Brocal S.A.A. –

Fiscal year 2017

During the years 2022 and 2023, the Tax Administration (SUNAT) reviewed the income tax of the fiscal year 2017 and issued fine resolutions questioning the depreciation rate of two tailings ponds, the deduction of development costs for the Tajo Smelter project, and operating expenses in the mining unit totaling S/33,209,000 (equivalent to US$9,860,000). Moreover, they questioned the loss from the liquidation of financial instruments amounting to S/35,578,000 (equivalent to US$10,563,000) because, in SUNAT’s opinion, the specific risks were not accredited, and they were not performed in recognized markets since the agreed prices did not exactly match the prices published by the London Metal Exchange. The Company’s Management and its legal advisors consider these adjustments to be unfounded, so they initiated the claim process after benefiting from the fine reduction obtained by paying S/22,521,000 (equivalent to US$6,705,000), which was recorded as a receivable in the financial statements, note 7(c).

During 2024, SUNAT resolved the claim appeal by confirming the referred adjustments. In response, the Company’s Management and its legal advisors are initiating the appeal process before the Tax Court.

Fiscal year 2014

During the year 2020, as a result of the review of the income tax of the fiscal year 2014, SUNAT issued fine resolutions questioning the depreciation rate of two tailings ponds, the deduction of development costs for the Tajo Smelter project, and operating expenses totaling S/16,582,000 (equivalent to US$4,923,000), determining a debt of S/10,902,000 (equivalent to US$3,237,000). Brocal’s Management and its legal advisors consider these adjustments to be unfounded, so they initiated the claim process after benefiting from the fine reduction obtained by paying S/7,871,000(equivalent to US$2,344,000), which was recorded as a receivable in the financial statements in the year 2021.

Subsequently, SUNAT annulled the claim appeal, nullifying the observation related to the deduction of development costs for the Tajo Smelter Project and confirmed the adjustment for the depreciation of the tailings ponds and operating expenses. As a result, part of the fine amounting to S/3,003,000 (equivalent to US$894,000) was refunded, leaving a receivable balance of S/4,868,000 (equivalent to US$1,450,000) as of December 31, 2023, note 7(c). However, Brocal’s Management and its legal advisors continued the process by appealing to the Tax Court.

During 2023, the Tax Court confirmed the adjustment for the depreciation of the tailings ponds and partially the adjustment for operating expenses, as a result a provision for contingencies was recorded with charges to results amounting to S/1,136,000 (equivalent to US$337,000) for the operating expenses questioned, see note 11. With the assistance of its legal counsel, the Company filed a judicial action in December 2023 to annul the ruling issued by the Tax Court.

During 2024, SUNAT re-liquidated the imputed debt for the fiscal year 2014 and refunded S/1,732,000 (equivalent to US$516,000) for the favorable ruling of the Tax Court on operating expenses and part of the paid fine, resulting in a net receivable of S/3,136,000 (equivalent to US$934,000) as of December 31, 2024, note 7(c).

In July 2025, the Court ruled against the lawsuit filed by the Company. The Company’s legal counsel subsequently filed an appeal before the Superior Court, which remains pending resolution.

Fiscal year 2015

During the year 2019, as a result of the review of the income tax of fiscal year 2015, SUNAT issued fine resolutions questioning the depreciation rate of two tailings ponds and the deduction of development costs for the Tajo Smelter Project totaling S/13,930,000 (equivalent to US$4,136,000), determining a debt of S/3,412,000 (equivalent to US$1,013,000). The Company’s Management and its legal advisors consider these adjustments to be unfounded, so they initiated the claim process after benefiting from the fine reduction obtained by paying S/1,456,000 (equivalent to US$434,000), which was recorded a receivable in the financial statements in the year 2020.

Subsequently, SUNAT resolved the claim appeal, nullifying the observation related to the deduction of development costs for the Tajo Smelter Project and confirmed the adjustment for the depreciation of the tailings ponds. As a result, partial refunds amounting to S/459,000 (equivalent to US$137,000) were obtained. However, the Company’s Management and its legal advisors continued the process by appealing to the Tax Court.

During 2024, the Tax Court confirmed the adjustment for the depreciation of the tailings ponds, for which the legal advisors filed a judicial lawsuit on April 3, 2024, to annul the Tax Court’s ruling, which is pending resolution to date. Finally, during 2024, SUNAT completed the pending refund attributable to the fines paid amounting to S/282,000 (equivalent to US$84,000), resulting in a net receivable of S/715,000 (equivalent to US$213,000) as of December 31, 2024, note 7(c).

Fiscal years 2011, 2012 and 2013

In the years 2015, 2014, and 2017, the Tax Administration notified the Company of fine resolutions for the audits of the fiscal years 2011, 2012, and 2013, respectively. In response, the Company initiated the claim processes and then filed appeals with the Tax Court.

Subsequently, the Tax Court notified the Company of Resolution No. 3062-3-2019, which consolidated the appeal files for the fiscal years 2011, 2012, and 2013, nullifying the adjustment for meal expenses and confirming the observations related to the loss from derivative financial instruments and the expense of royalty payments for the fiscal year 2011 and its impact on the fiscal years 2012 and 2013.

In response, the Company filed an administrative contentious lawsuit in 2019, which was declared unfounded in the first and second instances, and a cassation appeal that was declared unfounded in 2022. As a result, the Company recognized the write-off of the related receivables and provisions for contingencies related to the impact on advance payments in the fiscal years 2012 and 2013.

The company’s Management and its legal advisors filed an amparo lawsuit, which was declared inadmissible in October 2024. In response, the lawyers responsible for the process filed an Appeal against the aforementioned ruling, which is currently pending of resolution.

Fiscal year 2016

During the years 2021 and 2022, the Tax Administration (SUNAT) reviewed the income tax of fiscal year 2016 and issued fine resolutions questioning the depreciation rate of two tailings ponds and the deduction of development costs for the Tajo Smelter Project totaling S/20,380,000 (equivalent to US$6,051,000), determining a reduction of carryforward tax loses. Brocal’s Management and its legal advisors consider these adjustments to be unfounded, so they initiated the claim process.

During 2023, SUNAT resolved the claim appeal by confirming the referred adjustments. Brocal’s Management and its legal advisors consider these adjustments to be unfounded, so they filed an appeal with the Tax Court on June 13, 2023, which is currently pending of resolution.

Fiscal year 2021

During the years 2023 and 2024, the Tax Administration (SUNAT) reviewed the income of the fiscal year 2021 and issued fine resolutions questioning the depreciation rate of two tailings ponds and the deduction of development costs for the Tajo Smelter project totaling S/6,281,000 (equivalent to US$1,865,000). Moreover, they questioned the amount of carryforward tax losses as a result of the adjustments from the audits of the fiscal years 2014 to 2017.

These adjustments reduce the balance in favor of the 2021 tax return, so no debt has been generated. In response, Brocal’s Management and its legal advisors initiated the claim process. In August 2025, SUNAT declared the claim unfounded. Management and the Company’s legal counsel consider that the adjustments lack merit; accordingly, an appeal has been filed before the Tax Court, which is pending resolution as of the reporting date.

Special mining taxes – fiscal year 2022

During 2025, the Tax Administration reviewed the Company’s Special Mining Tax return for all four quarters of the 2022 fiscal year. As a result of this review, SUNAT issued Assessment and Penalty Resolutions for the January–March and April–June quarters, challenging certain costs amounting to S/2,922,000 (equivalent to US$868,000) and operating expenses amounting to S/3,377,000 (equivalent to US$1,003,000), which, according to SUNAT, are not directly related to the generation of income from the sale of minerals.

As a result, a tax liability of S/349,000 (equivalent to US$104,000) was assessed, which was paid on September 4, 2025, in the amount of S/286,000 (equivalent to US$84,000) in order to benefit from the penalty reduction regime. In the opinion of the Company’s legal counsel, there are sufficient grounds to challenge the position of the Tax Administration; accordingly, the amount paid has been recorded as an account receivable in the Company’s financial statements under “Trade and other receivables” (see Note 7(c)), and an appeal was filed on September 25, 2025.

Special mining taxes – fiscal year 2020

Likewise, the Tax Administration reviewed the Company’s Special Mining Tax return for the third and fourth quarters of the 2020 fiscal year. As a result of this review, SUNAT issued Assessment and Penalty Resolutions, challenging certain costs amounting to S/8,893,000 (equivalent to US$2,640,000) and operating expenses amounting to S/2,761,000 (equivalent to US$820,000), which, according to SUNAT, are not directly related to the generation of income from the sale of minerals. In addition, SUNAT challenged exploration expenditures incurred in operating areas amounting to S/8,338,000 (equivalent to US$2,476,000), on the basis that such expenditures should be deferred in the same manner as exploration costs incurred in non-operating areas.

As a consequence, SUNAT assessed a tax liability of S/1,287,000 (equivalent to US$383,000), which was paid on October 17, 2025, in the amount of S/1,053,000 (equivalent to US$315,000) in order to benefit from the penalty reduction regime. In the opinion of the Company’s legal counsel, there are sufficient grounds to challenge the position of the Tax Administration; accordingly, the amount paid has been recorded as an account receivable in the Company’s financial statements under “Trade and other receivables” (see Note 7(c)), and an appeal was filed on October 27, 2025.

Minera la Zanja S.R.L. –

Fiscal years 2013 and 2015

During the years 2016, 2017, and 2018, SUNAT reviewed the income tax of the fiscal years 2013 and 2015 and as a result, did not recognize the payment of profit-sharing of terminated employees, payments for police protection, profit remnants, and the exchange difference related to the mine closure provision. In November 2020, the Tax Court confirmed the adjustment for profit-sharing and the exchange difference for the mine closure provision. With this ruling, SUNAT re-calculated the imputed debt for the fiscal years 2013 and 2015 amounting to S/3,060,000 (equivalent to US$911,000), which La Zanja proceeded to pay under protest and is recorded under “Trade and other receivables,” see note 7(c).

Management of La Zanja and its legal advisors filed an administrative litigation lawsuit on March 9, 2021, which was partially upheld by the Court on June 2, 2025. On June 9, 2025, an appeal was filed before the Superior Court with respect to the portion of the claim that was dismissed.

On September 24, 2025, the Superior Court upheld the ruling issued by the lower court. Accordingly, Management of La Zanja and its legal advisors filed a cassation appeal on September 26, 2025, which is currently pending resolution before the Supreme Court.

Fiscal years 2016

In the course of the year 2022, as a result of the review of the 2016 income tax, the Tax Administration has recalculated and determined a lower tax paid for the 2016 fiscal year amounting to S/4,288,000 (equivalent to US$1,273,000) due to the reduction of the tax credit for the 2015 fiscal year. Updated with fines and interest, this resulted in a debt of S/11,215,000 (equivalent to US$3,330,000). The Management of La Zanja and its legal advisors consider that the objection is unfounded, and therefore, they have initiated the process of claim and appeal. In October 2022, La Zanja paid the assessed tax debt to benefit from the reduction of the fine. The amount disbursed, S/8,959,000 (equivalent to US$2,668,000), is recorded under “Trade and other receivables,” see note 7(c).

In October 2023, the Tax Court confirmed SUNAT’s objection, so the Management of La Zanja and its advisors filed a lawsuit, which, as of the date of this report, is pending resolution in court.

Fiscal year 2018

During the year 2022, the Tax Administration reviewed the income tax of the fiscal year 2018 and as a result, questioned payments to two mine contractors amounting to S/7,777,000 (equivalent to US$2,309,000), an operating expense of S/4,738,000 (equivalent to US$1,407,000), and the derecognition of the tax credit balance for the 2017 fiscal year amounting to S/624,000 (equivalent to US$185,000), thereby reducing the tax loss for the 2018 fiscal year and the corresponding tax credit balance. The Management of La Zanja and its legal advisors consider that the objections are unfounded, and therefore, the process of claim and appeal has been initiated.

Fiscal year 2019

During the year 2023, the Tax Administration conducted a partial audit of the 2019 fiscal year and as a result, assessed a debt of S/6,507,000 (equivalent to US$1,932,000) for the alleged excessive refund of the income tax credit for that year. The Management of La Zanja and its legal advisors consider that this observation is partly unfounded, and therefore, they have initiated the process of claim and appeal.

On December 19, 2023, La Zanja paid the assessed debt, taking advantage of the fine reduction, amounting to S/4,533,000 (equivalent to US$1,350,000), of which S/2,712,000 (equivalent to US$805,000) was recorded as an expense for the 2017 fiscal year balance not contested by La Zanja, and S/1,821,000 (equivalent to US$542,000) is recorded under Long-Term Receivables, see note 7(c), corresponding to the 2019 fiscal year tax credit balance, which is under dispute and pending resolution by the Tax Court. According to the lawyers, a favorable outcome is expected.

Fiscal year 2021

Furthermore, during the year 2023, SUNAT reviewed the income tax of the fiscal year 2021. As a result, on December 28, 2023, they closed the process by questioning the depreciation rate of the leaching platforms amounting to S/14,876,000 (equivalent to U$3,946,000) and the carryforward of tax losses from previous years amounting to S/9,413,000 (equivalent to U$2,497,000), thereby reducing the tax loss. The Management of La Zanja and its legal advisors consider that the objections are unfounded, and therefore, the process of claim and appeal has been initiated.

Procesadora Industrial Río Seco S.A.C. –

Fiscal year 2012 - VAT

The Customs Division of SUNAT has determined an alleged omission in the payment of the Value Added Tax amounting to S/1,815,000 (equivalent to US$539,000) for the importation of certain equipment in 2012 for the construction of the Industrial Plant. SUNAT position is based on the fact that the amount paid by Río Seco for engineering services provided by foreign suppliers should have been included in the customs value. The Management and their legal advisors believe that this observation is unfounded and expect a favorable ruling in the claim and appeal process.

On March 13, 2019, the Tax Court confirmed the observation of the Tax Administration by resolution No 0844-A-2019.

On May 17, 2019, the Tax Administration enforced the collection of the tax debt amounting to S/11,153,000 (equivalent to US$3,229,000 as of December 31, 2024). According to Río Seco’s legal advisors, a favorable outcome is expected in the judicial process that has been initiated, so this collection has been recorded under “Trade and other receivables,” see note 7(c).

On June 13, 2019, Río Seco filed an administrative lawsuit against the Tax Court’s resolution, seeking its annulment by the Judiciary, which is pending resolution as of the date of this report. On April 4, 2025, the Court dismissed the lawsuit, which decision was subsequently upheld by the Superior Court on June 30, 2025. The Company and its legal counsel filed a cassation appeal before the Supreme Court, which was declared inadmissible on December 11, 2025. As a result of this ruling, the Company recognized a charge to profit or loss in 2025 amounting to S/11,153,000 (equivalent to US$3,310,000), related to the liability paid in 2019.

Fiscal year 2020

During 2022, the Tax Administration reviewed the income tax return for fiscal year 2020. As a result of this review, SUNAT issued Assessment and Penalty Resolutions challenging the deduction of S/16,618,000 (equivalent to US$4,934,000), mainly due to the disallowance of depreciation on a portion of its fixed assets amounting to S/15,917,000 (equivalent to US$4,726,000), and determining a liability of S/2,882,000 (equivalent to US$858,000). Management of the Company and its legal advisors consider that the assessments lack merit; therefore, a claims process has been initiated.

On December 28, 2022, Río Seco S.A.C. paid the tax debt to benefit from the fine reduction. The disbursed amount of S/2,298,000 (equivalent to US$684,000) has been recorded under “Trade and other receivables”. On August 28, 2023, SUNAT notified that the claim was declared unfounded, which has been appealed to the Tax Court and is pending resolution. On January 18, 2024, with the support of its legal advisors, the Company filed an appeal before the Tax Court.

Fiscal year 2021

During 2023 and 2024, the Tax Administration reviewed the Company’s income tax return for the 2021 fiscal year. As a result of this review, SUNAT issued Assessment and Penalty Resolutions challenging deductions amounting to S/8,243,000 (equivalent to US$2,448,000), mainly due to the disallowance of depreciation related to a portion of the Company’s property, plant and equipment amounting to S/5,810,000 (equivalent to US$1,725,000). As a result, the income tax credit balance was reduced from S/2,361,000 (equivalent to US$703,000) to S/320,000 (equivalent to US$95,000). Management and the Company’s legal advisors consider that these adjustments lack merit; therefore, the corresponding appeal process was initiated.

On January 31, 2025, SUNAT notified the Company that the claim had been declared unfounded. On March 10, 2025, with the support of its legal advisors, the Company filed an appeal before the Tax Court.

Additionally, on November 20, 2024, SUNAT initiated enforced collection of two installments of the Net Assets Tax for the 2021 fiscal year, which had been offset against the income tax credit balance from the 2020 fiscal year. The Company paid the assessed amount of S/269,000 (equivalent to US$80,000), which, based on the opinion of its tax advisors, has been recorded under the caption “Trade and other accounts receivable” (see Note 7(c), other) until the resolution of the proceedings related to the 2020 fiscal year.

Associate -

Cerro Verde -

Royalties and Special Mining Tax

On June 23, 2004, Law No. 28528 – Mining Royalty Law was approved, requiring holders of mining concessions to pay a mining royalty as economic compensation for the exploitation of metallic and non-metallic mineral resources. This royalty was determined by applying rates ranging from 1% to 3% on the value of the concentrate or its equivalent, according to international market prices published by the Ministry of Energy and Mines. Under the terms of its current stability agreement, which came into effect on January 1, 2014, Cerro Verde began paying mining royalties and a special mining tax on all its production based on Law No. 29788, calculated on operating profit with rates fluctuating between 1% and 12%. The amount paid for the mining royalty is the higher amount resulting from comparing the application of the rate on quarterly operating profit (the rate is established based on the quarterly operating margin) or 1% of the revenues generated by sales made in the calendar quarter.

Under the framework of the previous stability agreement signed in 1998, Cerro Verde determined that the payment of mining royalties was not applicable to all its operations until the end of that contract (December 2013). However, SUNAT demanded the payment of royalties for the periods from December 2006 to December 2013, regarding minerals processed through the concentrator plant that began operating in 2006. In exercising its rights, Cerro Verde challenged the resolutions issued by SUNAT at all respective instances, reaching international instances, as detailed in the following paragraphs.

In February 2020, Freeport-McMoRan Inc. (Freeport) initiated international arbitration proceedings against the Government of Peru on its own behalf and on behalf of the Company under the United States-Peru Trade Promotion Agreement. The hearing took place in May 2023, and the final arguments were presented on July 15, 2023. In April 2020, Sumitomo initiated another international arbitration proceeding against the Government of Peru under the Peru-Netherlands Bilateral Investment Treaty, with the hearing held in February 2023.

On September 16, 2024, Freeport (on its own behalf and on behalf of Cerro Verde) filed a request for partial annulment, seeking the annulment of the part of the award that rejects Freeport’s claims for penalties and interest on the disputed royalties.

The issuance of the arbitral resolution of the Sumitomo case is currently pending.

Other assessments received from SUNAT -

Cerro Verde has also received assessments from SUNAT for additional taxes (other than the mining royalty). A summary of these assessments follows:

		Penalty and
Year	Taxes	interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	7,530	34,120	41,650
2006	6,058	44,109	50,167
2007	9,390	19,906	29,296
2008	9,703	10,160	19,863
2009	8,953	30,582	39,535
2010	6,501	67,404	73,905
2011	5,500	31,838	37,338
2012	—	4,766	4,766
2013	9,109	27,001	36,110
2014	5,655	729	6,384
2015	3,264	26,046	29,310
2016	68,228	3,678	71,906
2017	5,539	3,378	8,917
2018	5,108	4,654	9,762
2019-2020	4,743	542	5,285
2021-2022	10,134	5,662	15,796
	165,415	314,575	479,990

As of December 31, 2025, Cerro Verde has paid US$470.8 million about these disputed tax assessments. A reserve has been applied against these payments for a total of US$178.5 million resulting in a net account receivable of US$292.3 million (US$275.3 million as of December 31, 2024) which Cerro Verde expects will be recovered.

(e)	Letters of credit -

Letters of credit with regional governments and others -

In addition to the letters of credit related to the plans for the closure of mines and projects, mentioned in the note 15(b), the Group maintains letters of credit with regional governments and others for US$196,872,000 as of December 31, 2025 (US$26,392,000 as of December 31, 2024).